UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------
                                  FORM 8-K
                    -----------------------------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

                               MARCH 13, 2006
                               Date of Report

                               MARCH 7, 2006
                      Date of Earliest Event Reported
                    -----------------------------------

                              NTL INCORPORATED
                 (FORMERLY KNOWN AS TELEWEST GLOBAL, INC.)
           (Exact name of registrant as specified in its charter)

        DELAWARE                 000-50886               59-3778427
    (State or other      (Commission File Number)      (IRS Employer
    jurisdiction of                                    Identification
    incorporation or                                        No.)
     organization)

                              909 THIRD AVENUE
                                 SUITE 2863
                          NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

                               (212) 906-8440
            (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_|Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
    |_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
    |_|Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
    |_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Payments under the NTL Group Long-Term Incentive Plan
-----------------------------------------------------

On March 7, 2006, NTL Incorporated (the "Company") determined the amount of the bonuses under the NTL Group Long-Term Incentive Plan (the "LTIP"). These bonuses were calculated based on the satisfaction of predetermined performance goals under the LTIP through December 31, 2005, which was the end of the three-year performance period. The bonuses under the LTIP are expected to be paid in March 2006 and will be paid entirely in cash. The amount of the bonuses to be paid to the named executive officers of the Company are as follows:

Simon Duffy, Executive Vice         (pound)949,116
Chairman
Jacques Kerrest, Chief Financial    (pound)294,991
Officer
Bryan H. Hall, Secretary and        (pound)272,360
General Counsel
Robert C. Gale, Vice                (pound)175,610
President--Controller





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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  March 13, 2006

                                       NTL INCORPORATED



                                       By: /s/ J.D. Kerrest
                                          -------------------------------
                                          Name: Jacques D. Kerrest
                                          Title: Chief Financial Officer